Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of April 8, 2005 to (i) the Amended and Restated Letter of Credit Issuance and Reimbursement Agreement, dated as of October 1, 2004 (as amended, supplemented or otherwise modified from time to time, the “L/C Agreement”), among Lucent Technologies Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “L/C Banks”) and JPMorgan Chase Bank, N.A., as Administrative Agent and (ii) the Amended and Restated External Sharing Debt Agreement, dated as of October 1, 2004 (as amended, supplemented or otherwise modified from time to time, the “ESD Agreement” together with the L/C Agreement, the “Credit Agreements”), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “ESD Banks”) and JPMorgan Chase Bank, N.A., as Administrative Agent.

     1.          Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreements.

     2.          Amendments to Credit Agreements. (a) The definition of “Permitted Investments” as set forth in Section 1.01 of each Credit Agreement is hereby amended by (i) deleting the “.” at the end of clause (f) thereof and substituting “ and” in lieu thereof and (ii) inserting the following new clause (g) at the end thereof:

“(g) investments approved by the Board of Directors of the Borrower; provided that the portfolio of such investments described in this clause (g) together with investments described in clause (f) shall have a portfolio duration of no greater than two years.”

    (b) Section 7.01 of each Credit Agreement is hereby amended by deleting the first proviso thereof in its entirety and substituting in lieu thereof the following:

“provided that at least $1,100,000,000 of such Available Cash (i) shall consist of unrestricted cash and Permitted Investments described in clauses (a) through (f) of the defined term “Permitted Investments” and (ii) shall be maintained in accounts of the Borrower and the Subsidiary Guarantors that are located in the United States and are, pursuant to Section 5.12, subject to a Control Agreement;”

     3.          Amendments to L/C Agreement. (a) The definition of “L/C Fee Rate” as set forth in Section 1.01 of the L/C Agreement is hereby amended by deleting “250 basis points” and substituting in lieu thereof “160 basis points”.

(b) Section 2.08(b) of the L/C Agreement is hereby amended by deleting “50 basis points” and substituting in lieu thereof “37.5 basis points”.

Signature Page to First Amendment

     4.          Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the date when the Administrative Agent shall have received this Amendment, duly executed and delivered by each of (i) the Borrower, (ii) each L/C Bank and (iii) the Required ESD Banks.

     5.          Continuing Effect of the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Credit Documents. Except as expressly amended herein, all of the provisions of the Credit Agreements and the other Credit Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     6.          Representations and Warranties. To induce the Administrative Agent and the Banks parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Banks that (a) the representations and warranties set forth in Article III in each of the Credit Agreements are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

     7.          Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.          GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9.          Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, include the fees and disbursements of counsel to the Administrative Agent.

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

LUCENT TECHNOLOGIES INC., as the Borrower and as a Grantor

By:

Name: Title: